WAIVER AND SECOND AMENDMENT

               This Waiver and Second Amendment dated as of February 9, 1999 (the "Waiver and Amendment") to the Restated Revolving Credit Agreement dated as of July 10, 1996, as amended by that certain Waiver and Amendment No. 1 dated as of September 30, 1997, (the "Credit Agreement") between
      Amwest Insurance Group, Inc. (the "Borrower") and Union Bank of California, N.A. (the "Bank") is entered into between Borrower and Bank.

               WHEREAS, the Borrower desires, and the Bank is willing upon the terms and conditions hereinafter set forth, to

               (a) waive compliance with Section 2.12 Mandatory Commitment Reductions, as amended, for the September 30, 1998 Revolving Commitment Reduction Date, and

               (b)     amend the Credit Agreement to:

                       (i) modify Section 2.12 Mandatory Commitment Reductions, and

                       (ii)     reset Section 5.13 Policyholders' Surplus.

               In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows.

               Section 1. Waiver of Section 2.12 of the Credit Agreement. The Bank hereby waives compliance with Section 2.12 Mandatory Commitment Reductions for the September 30, 1998 Revolving Commitment Reduction Date provided that the provisions of Section 2 following remain in full force and effect.

               Section 2. Amendment to Section 2.12 of the Credit Agreement. Delete the table contained in Section 2.12 Mandatory Commitment Reductions as amended in its entirety and replace it with the following table:

                Revolving                                    Commitment
          Commitment Reduction Date                          Reduction

                September 30, 1998                                $0

                September 30, 1999                                $0
                September 30, 2000                               $5,000,000
                September 30, 2001                               $5,000,000
                September 30, 2002                               $5,000,000


         Section 3. Amendment to Section 5.13 of the Credit Agreement. Delete $30,000,000 from the third line of Section 5.13 Policyholders' Surplus and replace it with "$32,500,000".


         Section 4. Representations and Warranties. The Borrower represents and warrants to the Borrower that:

         (a) before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

        (b) before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

         Section 5. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when the Bank shall have received executed originals of the following-.

                 (a) the counterpart of this Amendment that bears the signature of the Borrower,

                 (b) an Authorization to Obtain Credit, Grant Security, Guarantee or Subordinate duly completed by the Borrower,

                 (c)    an   Alternative  Dispute   Resolution  Agreement  duly
                        completed by the Borrower,

                 (d) an Authorization to Obtain Credit, Grant Security, Guarantee or Subordinate duly completed by Amwest Surety Insurance Company,

                 (e) an Addendum to Authorization Letter of Credit Services duly completed by Amwest Surety Insurance
                        Company, an Alternative Dispute Resolution Agreement duly completed by Amwest Surety Insurance Company,

                 (g) an Authorization to Obtain Credit, Grant Security, Guarantee or Subordinate duly completed by Far West Insurance Company,

                 (h) an Addendum to Authorization Letter of Credit Services duly completed by Far West Insurance Company,

                 (i) an Alternative Dispute Resolution Agreement duly completed by Far West Insurance Company, and

                 (j) such other documents, certificates, opinions and instruments in connection with this Amendment No. 2 as it shall be reasonably requested by the Bank.

                  Section 6. Expenses. The Borrower agrees to reimburse the Bank for its out-of-pocket expenses in connection with the Amendment.

                  Section 7. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

               Section 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract.

               Section 9. Credit Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

               In witness whereof, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


      AMWEST INSURANCE GROUP, INC.


      by:

                Name:         Steven R. Kay

                Title:        Senior Vice President and Chief Financial Officer




        UNION BANK OF CALIFORNIA, N.A.



        by:

                Name:         James R. Fothergill
                Title:        Vice President